Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Owl Rock Technology Finance Corp

399 Park Avenue, 38th Floor

New York, NY 10022

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Owl Rock Technology Finance Corp (the "Company" or “Responsible Party”) and MUFG Securities Americas Inc. (the “Initial Purchaser”), who are collectively referred to herein as the “Specified Parties”, solely to assist you regarding the accuracy of certain attributes of the Collateral Obligations with respect to Owl Rock Technology Financing 2020-1 (the “Transaction” or “Issuer”). Owl Rock Technology Finance Corp is responsible for the accuracy of certain attributes of the Collateral Obligations included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the entire population of the Collateral Obligations within the Transaction as of November 12, 2020. We performed no procedures on any Collateral Obligations that may be added to the Transaction after November 12, 2020.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY, 10017

T: (646) 471-3000, F: 813-286-6000, www.pwc.com/us

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the reasonableness of the fair value of the securities being offered in the Transaction or the Collateral Obligations within the Transaction and PwC expresses no opinion on the current fair value of these securities or Collateral Obligations. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Preliminary Offering Circular that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Preliminary Offering Circular.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, preliminary offering circular or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and

•	The reasonableness of any of the assumptions provided by the Company, the Initial Purchaser or any other party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this report:

•	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the preliminary offering circular, November 10, 2020 (the "Preliminary Offering Circular").

•	Sections referred to herein shall refer to sections of the Preliminary Offering Circular or to sections of this report as the context herein indicates.

•	The electronic files in a standard Microsoft Excel format containing information relating to the Collateral Obligations included in the Transaction as of November 12, 2020, as provided by the Initial Purchaser, shall be herein referred to as the "Transaction Excel Data Files":

o	Copy of 2020-10-15 ORT SPV (SP) (002)_stats_pwc v3.xlsx (provided on November 11, 2020)

•	The electronic files in a standard Microsoft Excel format containing information from the Company’s internal systems of record relating to the Collateral Obligations, as provided by the Company, shall be herein referred to as the "Company Excel Data Files":

o	Copy of ortf master _ PWC.xlsm (provided on November 10, 2020)

o	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx (provided on October 26, 2020)

Our procedures and results thereof are as follows:

At the request of the Specified Parties, for the entire population of Collateral Obligations as of November 12, 2020, using the data set forth in the Transaction Excel Data Files, and the assumptions provided by the Company, we compared the attributes specified in the table below (the “Specified Attributes”) for each Collateral Obligation from the Transaction Excel Data Files to the Company Excel Data Files listed below and observed such Specified Attributes to be in agreement without exception.

Specified Attributes
issuer name
facility seniority
fair value price (%)[1]
industry
sponsor
country
spread
covenants
LIBOR / prime floor
trade date
maturity
recurring revenue designation
FILO designation
payment frequency
LIBOR / prime benchmark
EBITDA

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the the accuracy of certain attributes of the Collateral Obligations with respect to the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

1 For the purposes of comparing the “Fair Value Price %” Specified Attribute for each of the Collateral Obligations, the Company instructed us to divide the ‘Tech BDC Fair Value’ by the ‘Tech BDC Par’, each as obtained from the Company Excel Data Files.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

New York, NY

November 12, 2020

Exhibit A

Additional assumptions and methodologies provided by the Company

1.	For the purposes of comparing the “Fair Value Price %” Specified Attribute for each of the Collateral Obligations, the Company instructed us to divide the ‘Tech BDC Fair Value’ by the ‘Tech BDC Par’, each as obtained from the Company Excel Data Files.

2.	For the purposes of comparing the “Recurring Revenue Designation” Specified Attribute for each of the Collateral Obligations, the Company instructed us that a result of “Growth Capital” in the column header “Traditional Financing (EBITDA multiple) vs Growth Capital (recurring Revenue)” as obtained from the Company Excel Data Files is equivalent to “Yes” and other value was equivalent to “No”.

3.	For the purposes of comparing the “FILO Designation” Specified Attribute for each of the Collateral Obligations, the Company instructed us that a value of “First In Last Out” in the column header “Investment” from the Company Excel Data Files was equivalent to “Yes” and any other value was equivalent to “No”.

4.	For the purposes of comparing the “Payment Frequency” Specified Attribute for each of the Collateral Obligations, the Company instructed that values of “3-Mo LIBOR” and “1-Mo LIBOR” as obtained from the Company Excel Data Files was equivalent to “Quarterly” and “Monthly”, respectively.

5.	For the purposes of the Specified Attributes for each of the Collateral Obligations, the following Tickers as obtained from the Company Excel Data Files were equivalent:

CORE	COREPOINT
INTEL	INTELERAD
BLACKBOARD	TRANSACT
ASURION2L	ASURION
HYLAND2L	HYLAND

6.	For the purposes of the Specified Attributes for each of the Collateral Obligations, the Company instructed us utilize the following file names and tabs:

Specified Attributes	Company Excel Data File:	Tab Name from Company Excel Data File:
issuer name	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
facility seniority	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
fair value price (%)	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
industry	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
sponsor	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
country	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
spread	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
covenants	Copy of ortf master _ PWC.xlsm	EBITDA
LIBOR / prime floor	Copy of ortf master _ PWC.xlsm	EBITDA
trade date	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
maturity	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail
recurring revenue designation	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	ORTF
FILO designation	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	ORTF
payment frequency	Copy of ortf master _ PWC.xlsm	INV
LIBOR / prime benchmark	Copy of ortf master _ PWC.xlsm	INV
EBITDA	Q2'20 - Data Tape - vf revised (08.04.20)- non-linked ML.xlsx	DT - Detail